EXHIBIT 10.3


                             FOURTH AMENDMENT TO THE
                          INGLES MARKETS, INCORPORATED
                         INVESTMENT/PROFIT SHARING PLAN



         THIS FOURTH AMENDMENT TO THE INGLES MARKETS, INCORPORATED INVESTMENT/PROFIT SHARING PLAN (hereinafter referred to as the "Plan"), which Plan was amended and restated in its entirety effective September 26, 1993, and was subsequently amended by the First, Second, and Third Amendments, is made and entered into by Ingles Markets, Incorporated (the "Employer").

                              W I T N E S S E T H:

         WHEREAS, Section 6.1 of the Plan permits the Employer to amend the Plan from time to time and Section 6.3 of the Plan permits the Employer to amend the Plan on behalf of all participating Employers.

         WHEREAS, the Employer desires to amend the Plan to: (1) correct scrivener's errors with respect to the application of quarters in the operation of the Plan; and (2) change the timing and application of forfeitures.

         NOW, THEREFORE, the Employer hereby amends the Plan as follows:

SECTION 3.2 OF THE PLAN IS HEREBY AMENDED BY DELETING THE FIRST TWO PARAGRAPHS OF THIS SECTION AND SUBSTITUTING THE FOLLOWING THEREFOR:

         "A.      Effective February 2, 1994, subject to the rights of the
         Employer under ARTICLES VI and VIII, the Employer shall decide the amount of Matching Employer Contributions to be made to the Fund for each of the Plan Quarters and shall make such contributions as follows:

                  1. Allocation. The Matching Employer Contributions made for each of the Plan Quarters shall be allocated within the Plan Year with respect to each such quarter to the Matching Employer Contribution Account of each Active Participant in the proportion that the Elective Deferrals of each Active Participant pursuant to Section 3.1A for that Plan Quarter bear to the total Elective Deferrals of all Active Participants pursuant to Section 3.1A for that Plan Quarter; provided, however, that for purposes of determining the allocation of Matching Employer Contributions pursuant to this Section 3.2 A.1, each Active Participant with Elective Deferrals in excess of five percent (5%) percent of his Compensation for a Plan Quarter shall be deemed to have made Elective Deferrals equal to five percent (5%) of his Compensation for such Plan Quarter."

EFFECTIVE SEPTEMBER 27, 1998, SECTION 4.6 OF THE PLAN IS HEREBY AMENDED BY REMOVING THE FIRST PARAGRAPH IN ITS ENTIRETY AND SUBSTITUTING THE FOLLOWING IN ITS STEAD:

         "4.6     Forfeitures. As of the last day of each Plan Year, Forfeitures arising pursuant to Section 5.1A.3 during the preceding Plan Year shall be allocated as follows:"

EFFECTIVE SEPTEMBER 26, 1999, SECTION 4.6B OF THE PLAN IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

         "B.      The balance of such Forfeitures shall be applied as follows:

                  1. Forfeitures which result from Participants' Discretionary Employer Contribution Account shall be allocated in the manner set forth in Section 3.3A.1 of the Plan; and

                  2. Forfeitures which result from Participants' Matching Employer Contribution Account shall be used to reduce future Matching Employer Contributions."

EFFECTIVE SEPTEMBER 26, 1999, SECTION 4.7C OF THE PLAN IS HEREBY DELETED IN ITS ENTIRETY. EFFECTIVE SEPTEMBER 27, 1998, SECTION 5.1A.3 OF THE PLAN IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

                  "3.      Forfeitures. If any Participant terminates employment
         prior to the time when the Matching Employer Contribution Account and Discretionary Employer Contribution Account established for his benefit are 100% nonforfeitable, the portions of his Matching Employer Contribution Account and Discretionary Employer Contribution Account which are forfeitable shall be treated as a Forfeiture pursuant to
         Section 4.6 as of the last day of the Plan Quarter in which occurs the earlier of: (i) the date on which he shall have received a distribution or is deemed to have received a distribution of his entire interest in the Plan pursuant to Section 5.1A.1; or (ii) the date on which he shall have incurred five (5) consecutive one year Breaks in Service. Such Forfeitures shall then be applied at such time and in such manner as is outlined in
         Section 4.6."

EXCEPT AS SPECIFICALLY AMENDED ABOVE, THE PLAN SHALL REMAIN UNCHANGED AND, AS AMENDED HEREIN, SHALL CONTINUE IN FULL FORCE AND EFFECT.

         IN WITNESS WHEREOF, Ingles Markets, Incorporated has caused this Fourth Amendment to the Plan to be executed by its duly authorized officer this 14th day of September, 1999.

                                    EMPLOYER:

                                    INGLES MARKETS, INCORPORATED

                                    By: /s/ Brenda S. Tudor
                                       -----------------------------------------
                                    Title: Vice President-Finance and
                                            Chief Financial Officer